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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): July 7, 1998


                              POWERCERV CORPORATION
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Florida                            0-27574                               59-3350778
-----------------------------       ------------------------           --------------------------------
(State or Other Jurisdiction)       (Commission File Number)           (IRS Employer Identification No.)


                                400 North Ashley Drive, Suite 2700, Tampa, FL 33602
                              -----------------------------------------------------
                              (Address of Principal Executive Offices)    (Zip Code)



Registrant's telephone number, including area code:     (813) 226-2600
                                                        --------------



                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEMS 1 THROUGH 3 AND 5 THROUGH 9 NOT APPLICABLE


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective July 14, 1998 the registrant, PowerCerv Corporation (the "Company"), appointed Ernst & Young LLP as its independent accountant for the remainder of 1998. On July 7, 1998, the Company notified KPMG Peat Marwick LLP ("KPMG") that the Company's relationship with KPMG was terminated. The Company's change of accountants was approved by the Company's board of directors at its meeting held on June 2, 1998.

     KPMG's report on financial statements of the Company for the past two years contained no adverse opinion, disclaimer of opinion, or was qualified or modified as to uncertain, audit scope, or accounting principles.

     During the past two fiscal years and the subsequent interim period preceding the notice, there were no disagreements between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make a reference to the subject matter thereof in connection with its report.

     During the past two fiscal years and the subsequent interim period preceding the engagement by the Company of Ernst & Young LLP as its independent accountant, the Company did not consult Ernst & Young LLP regarding any matters of the type set forth in item 304(a)(2) of Regulation S-K.

     The Company has provided KPMG a copy of the disclosures it is making in this report and has requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the statements made by the Company in such report and, if not, stating the respects in which it does not agree. KPMG's letter is not yet available to the Company. Accordingly, the Company has requested KPMG to provide the letter as promptly as possible so that the Company can file the letter with the Commission within 10 business days after the filing of this report.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                          POWERCERV CORPORATION
                          (Registrant)


                          By:/s/ Stephen M. Wagman
                             --------------------------------------------------
                             Stephen M. Wagman, Chief Financial Officer, Senior Vice President and Secretary


                          Date: July 14, 1998
                                -----------------------------------------------




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